As filed with the Securities and Exchange Commission on November 14, 2003
Registration No. 333-108575

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Amendment No. 4

to
Form S-1
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

LCC International, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	4812	54-1807038
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

7925 Jones Branch Drive

McLean, VA 22102
(703) 873-2000
(Address, including zip code, and telephone number,
including area code, of Registrant’s principal executive office)

C. Thomas Faulders, III

Chairman and Chief Executive Officer
LCC International, Inc.
7925 Jones Branch Drive
McLean, VA 22102
(703) 873-2000
(Name, address, including zip code, and telephone number,
including area code, of agent for service)

Copies to:

Joseph G. Connolly, Jr. Joseph E. Gilligan HOGAN & HARTSON L.L.P. 555 Thirteenth Street, N.W. Washington, DC 20004 Telephone: (202) 637-5600 Telecopy: (202) 637-5910	Philip P. Rossetti Scott B. Townsend HALE AND DORR LLP 60 State Street Boston, MA 02109 Telephone: (617) 526-6000 Telecopy: (617) 526-5000

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.    ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.    ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

PART II

Information Not Required in Prospectus

Item 13.  Other Expenses of Issuance and Distribution.

The following table shows the costs and expenses, other than the underwriting discount and commissions, payable in connection with the sale and distribution of the securities being registered. We will pay all of these amounts. All amounts except the SEC registration fee and the NASD filing fee are estimated.

SEC Registration Fee	$3,713
NASD Filing Fee	5,089
Accounting Fees and Expenses	150,000
Legal Fees and Expenses	250,000
Printing Fees and Expenses	200,000
Transfer Agent Fees and Expenses	4,000
Blue Sky Fees and Expenses (Including Legal Fees)	–
Miscellaneous	37,198

Total	$650,000

Item 14.  Indemnification of Directors and Officers.

Under Section 145 of the Delaware General Corporation Law, a corporation may indemnify its directors, officers, employees and agents and its former directors, officers, employees and agents and those who serve, at the corporation’s request, in such capacities with another enterprise, against expenses (including attorneys’ fees), as well as judgments, fines and settlements in non-derivative lawsuits, actually and reasonably incurred in connection with the defense of any action, suit or proceeding in which they or any of them were or are made parties or are threatened to be made parties by reason of their serving or having served in such capacity. The Delaware General Corporation Law provides, however, that such person must have acted in good faith and in a manner such person reasonably believed to be in (or not opposed to) the best interests of the corporation and, in the case of a criminal action, such person must have had no reasonable cause to believe his or her conduct was unlawful. In addition, the Delaware General Corporation Law does not permit indemnification in an action or suit by or in the right of the corporation, where such person has been adjudged liable to the corporation, unless, and only to the extent that, a court determines that such person fairly and reasonably is entitled to indemnity for costs the court deems proper in light of liability adjudication. Indemnity is mandatory to the extent a claim, issue or matter has been successfully defended.

Our Restated Certificate of Incorporation provides for mandatory indemnification of directors and officers to the fullest extent permitted by law. Under the Restated Certificate of Incorporation, we will advance expenses incurred by an officer or director in defending any such action if the director or officer undertakes to repay such amount if it is determined that he or she is not entitled to indemnification.

Our Restated Certificate of Incorporation allows for indemnification of agents and employees of the Company or those serving at the request of the Company as an employee or agent of another entity, to the fullest extent permitted by law, and permits the Company to advance expenses incurred by an employee or agent in defense of a related action, suit or proceeding.

Our Amended and Restated Bylaws allow for the purchase and maintenance of liability insurance. We have obtained directors and officers liability insurance.

We have entered into separate indemnification agreements with each of our directors and executive officers pursuant to which we have agreed, among other things, and subject to certain limited exceptions: (i) to indemnify them to the fullest extent permitted by law against any claims and expenses (including attorneys’ fees) reasonably incurred in connection with any threatened, pending or completed action or other proceeding arising out of such indemnitees service in an “Indemnifiable Capacity,” and (ii) to advance any such expenses no later than 30 days after demand. An “Indemnifiable Capacity” means that the person is or was our director, officer, employee, agent or fiduciary, or is or was serving at our request as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, trust, or other enterprise.

The underwriting agreement provides for indemnification by the underwriter of our directors, officers and controlling persons against certain liabilities, including liabilities under the Securities Act, under certain circumstances.

Item 15.  Recent Sales of Unregistered Securities.

Since September 1, 2000, we have issued the following securities that were not registered under the Securities Act of 1933:

On January 31, 2002, in connection with our acquisition of substantially all of the assets of Smith Woolley Telecom, we issued to the partners of Smith Woolley 215,192 shares of our class A common stock at a purchase price of $6.556 per share. Based upon the representations of each of these investors at the time of the transaction, we believe each purchaser was an “accredited investor” as defined by Rule 501 of the Securities Act of 1933, as amended. The securities were issued in an off-shore private placement to persons who were not “United States persons” as defined by Rule 902(k)(1) of Regulation S promulgated under the Securities Act. No underwriters were involved in the sale of these securities. Such sales were made in reliance upon the following exemptions from the registration provisions of the Securities Act: Section 4(2); Rule 506 under Regulation D of the Securities Act; and Regulation S of the Securities Act.

Item 16.  Exhibits and Financial Statement Schedules.

(a) Exhibits

Exhibit No.	Description

1.1	Form of Underwriting Agreement.
3.1	Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on September 20, 1996).
3.2	Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on September 20, 1996).
4.1	Form of Class A and Class B Common Stock certificates (incorporated by reference to Exhibit 4.1 to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on September 20, 1996).
5.1	Opinion of Hogan & Hartson L.L.P. as to the legality of the securities being registered.
10.1	1996 Directors Stock Option Plan of the Company (incorporated by reference to Exhibit 10.13 to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on September 20, 1996).
10.2	Amendment to 1996 Directors Stock Option Plan of the Company, dated April 22, 1997 (incorporated by reference to Exhibit 4.6 to the Company’s Annual Report on Form 10-K filed with the SEC on March 30, 1999).
10.3	Amendment to 1996 Directors Stock Option Plan of the Company, dated April 16, 1998 (incorporated by reference to Exhibit 4.7 to the Company’s Annual Report on Form 10-K filed with the SEC on March 30, 1999).

Exhibit No.	Description

10.4	Amendment to 1996 Directors Stock Option Plan of the Company, dated February 1, 2000 (incorporated by reference to the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 24, 2000).
10.5	Amendment to 1996 Directors Stock Option Plan of the Company, dated January 30, 2001 (incorporated by reference to Exhibit 4.5 to the Company’s Annual Report on Form 10-K filed with the SEC on April 2, 2001).
10.6	Amended and Restated 1996 Employee Stock Option Plan of the Company, dated February 1, 2000 (incorporated by reference to Exhibit 4.6 to the Company’s Annual Report on Form 10-K filed with the SEC on April 2, 2001).
10.7	1996 Employee Stock Purchase Plan of the Company, as amended May 25, 1999 (incorporated by reference to Exhibit 4.7 to the Company’s Annual Report on Form 10-K filed with the SEC on April 2, 2001).
10.8	Form of the Company’s Directors Stock Option Plan stock option agreement for directors who will receive Class A Common Stock other than Mark D. Ein (incorporated by reference to Exhibit 10.44 to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on September 20, 1996).
10.9	Form of the Company’s Directors Stock Option Plan stock option agreement for Mark D. Ein (incorporated by reference to Exhibit 10.45 to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on September 20, 1996).
10.10	Form of the Company’s Directors Stock Option Plan stock option agreement for directors who receive Class B Common Stock (incorporated by reference to Exhibit 10.35 to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on September 20, 1996).
10.11	Form of the Company’s 1996 Employee Stock Option Plan incentive stock option agreement (incorporated by reference to Exhibit 10.41 to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on September 20, 1996).
10.12	Form of the Company’s 1996 Employee Stock Option Plan non-incentive stock option agreement (incorporated by reference to Exhibit 10.42 to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on September 20, 1996).
10.13	Form of the Company’s 1996 Employee Stock Option Plan, as amended, non-incentive stock option agreement for eligible persons who have executed grant letters on or after January 30, 2001 (incorporated by reference to Exhibit 10.26 to the Company’s Annual Report on Form 10-K filed with the SEC on April 2, 2001).
10.14	Form of Stock Option Agreement between the Company and the Carlyle Option Designees (incorporated by reference to Exhibit 10.40 to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on September 20, 1996).
10.15	Letter Agreement dated February 22, 1999, between the Company and Terri Feely (incorporated by reference to Exhibit 10.9 to the Company’s Annual Report on Form 10-K filed with the SEC on April 2, 2001).
10.16	Letter Agreement dated May 26, 1999, between the Company and David Walker (incorporated by reference to Exhibit 10.10 to the Company’s Annual Report on Form 10-K filed with the SEC on April 2, 2001).
10.17	Letter Agreement dated February 14, 2000 between the Company and Michael McNelly (incorporated by reference to Exhibit 10.11 to the Company’s Annual Report on Form 10-K filed with the SEC on April 2, 2001).

Exhibit No.		Description

10.18		Employee Agreement on Ideas, Inventions and Confidential Information between Michael S. McNelly and the Company dated July 20, 1998 (incorporated by reference to Exhibit 10.41 to Amendment No. 1 to the Company’s Annual Report on Form 10-K filed with the SEC on December 20, 2001).
10	.18.1	Acknowledgement Letter dated October 6, 2003 between the Company and Michael S. McNelly.**
10.19		Letter Agreement, dated December 12, 2002, between the Company and Graham Perkins (incorporated by reference to Exhibit 10.19 to the Company’s Annual Report on Form 10-K filed with the SEC on March 28, 2003).
10.20		Letter Agreement, dated February 13, 2002, between the Company and Vincent Gwiazdowski (incorporated by reference to Exhibit 10.20 to the Company’s Annual Report on Form 10-K filed with the SEC on March 28, 2003).
10.21		Employment Agreement, dated May 24, 1999, between the Company and C. Thomas Faulders, III (incorporated by reference to Exhibit 10 to the Company’s Current Report on Form 8-K filed with the SEC on May 27, 1999).
10.22		Loan Agreement between C. Thomas Faulders, III, and the Company dated December 22, 1999 (incorporated by reference to Exhibit 10.42 to Amendment No. 1 to the Company’s Annual Report on Form 10-K filed with the SEC on December 20, 2001).
10.23		Contract of Employment dated April 30, 2001 between LCC UK Ltd. and Carlo Baravalle (incorporated by reference to Exhibit 10.22 to the Company’s Annual Report on Form 10-K filed with the SEC on March 28, 2002).
10.24		Letter dated June 16, 2003, from the Company to Julie A Dobson.**
10.25		Letter dated January 11, 2001, from the Company to Susan Mayer (incorporated by reference to Exhibit 10.14 to the Company’s Annual Report on Form 10-K filed with the SEC on April 2, 2001).
10.26		Letter dated June 19, 2001, from the Company to Susan Ness (incorporated by reference to Exhibit 10.24 to the Company’s Annual Report on Form 10-K filed with the SEC on March 28, 2002).
10.27		Form of Indemnity Agreement between the Company and the current and former officers and directors of the Company (incorporated by reference to Exhibit 10.32 to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on September 20, 1996).
10.28		Intercompany Agreement dated as of September 20, 1996 among Telcom Ventures, RF Investors, L.L.C., LCC, L.L.C., the Company, Cherrywood Holdings, Inc., Rajendra Singh, Neera Singh, certain trusts for the benefit of members of the Singh family, Carlyle-LCC Investors I, L.P., Carlyle-LCC Investors II, L.P., Carlyle-LCC Investors III, L.P., Carlyle-LCC IV (E), L.P., MDLCC, L.L.C. and TC Group, L.L.C. (incorporated by reference to Exhibit 10.30 to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on September 20, 1996).
10.29		Registration Rights Agreement dated July 25, 1996 among the Company, RF Investors, L.L.C. and MCI Telecommunications Corporation (incorporated by reference to Exhibit 10.31 to Amendment No. 1 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on August 16, 1996).
10.30		Overhead and Administrative Services Agreement dated August 27, 1996 between the Company and Telcom Ventures, L.L.C. (incorporated by reference to Exhibit 10.33 to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on September 20, 1996).
10.31		Agreement of Merger dated September 15, 1996 between LCC, L.L.C. and the Company (incorporated by reference to Exhibit 10.34 to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on September 20, 1996).

Exhibit No.		Description

10.32		Form of Promissory Note by Telcom Ventures, L.L.C. to the Company (incorporated by reference to Exhibit 10.39 to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on September 20, 1996).
10.33		First Amendment to Promissory Note by Telcom Ventures, L.L.C. to the Company (incorporated by reference to Exhibit 10.32 to the Company’s annual report on Form 10-K, filed with the SEC on March 28, 2002).
10.34		Agreement dated May 17, 1996, between LCC, L.L.C. and West*Park Associates Limited Partnership for office space at 7925 Jones Branch Drive, McLean, Virginia, 22102 (incorporated by reference to Exhibit 10.23 to Amendment No. 1 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on August 16, 1996).
10.35		Agreement dated May 17, 1996, between LCC, L.L.C. and West*Park Associates Limited Partnership for office space at 7927 Jones Branch Drive, McLean, Virginia, 22102 (incorporated by reference to Exhibit 10.24 to Amendment No. 1 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on August 16, 1996).
†10	.36	Contract for Engineering and Construction of Terrestrial Repeater Network System between XM Satellite Radio Inc. and the Company dated August 18, 1999 (incorporated by reference to Exhibit 10 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 12, 1999).
†10	.37	Amendment No. 6 to the Terrestrial Repeater Network System Contract between XM Satellite Radio Inc. and the Company dated January 8, 2001 (incorporated by reference to Exhibit 10.34 to the Company’s Annual Report on Form 10-K filed with the SEC on April 2, 2001).
10.38		Ericsson Radio Systems AB Asset Purchase Agreement dated August 25, 1999 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 8, 1999).
10.39		Letter, dated October 22, 1999, among the Company, LCC Europe AS and Ericsson Radio Systems AB (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the SEC on November 8, 1999).
10.40		Master Antenna Site Lease between Pinnacle Towers Inc. and Microcell Management, Inc., dated February 24, 2000 (incorporated by reference to Exhibit 2.3 to the Company’s Current Report on Form 8-K filed with the SEC on March 20, 2000).
10.41		Settlement and Repurchase Agreement between the Company and minority shareholders of Microcell Management, Inc., dated February 15, 2000 (incorporated by reference to Exhibit 10.40 to Amendment No. 1 to the Company’s Annual Report on Form 10-K filed with the SEC on December 20, 2001).
21.1		List of Subsidiaries.**
23.1		Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1).
23.2		Consent of KPMG LLP.**
24.1		Power of Attorney (included on signature page).

**	Previously filed.

†	Confidential treatment has been granted for certain portions of this document. The copy filed as an exhibit omits the information subject to confidential treatment.

(b) Financial Statement Schedules

Except as provided below, all schedules for which provision is made in the applicable accounting regulations of the SEC either have been included in the Consolidated Financial Statements or are not required under the related instructions, or are inapplicable and therefore have been omitted.

Schedule II — Valuation and Qualifying Accounts (previously filed)

Item 17.  Undertakings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The undersigned registrant hereby undertakes that:

(1)	For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2)	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of McLean, Commonwealth of Virginia, on November 13, 2003.

LCC INTERNATIONAL, INC.

By:	/s/ C. THOMAS FAULDERS, III

C. Thomas Faulders, III
Chairman of the Board and
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 13, 2003.

Signature		Title

/s/ C. THOMAS FAULDERS, III C. Thomas Faulders, III		Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

/s/ GRAHAM B. PERKINS Graham B. Perkins		Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)

* Julie A. Dobson		Director

* Mark D. Ein		Director

* Steven Gilbert		Director

* Susan Ness		Director

* Neera Singh		Director

* Rajendra Singh		Director

*By:	/S/ C. THOMAS FAULDERS, III C. Thomas Faulders, III Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Description

1.1	Form of Underwriting Agreement.
3.1	Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on September 20, 1996).
3.2	Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on September 20, 1996).
4.1	Form of Class A and Class B Common Stock certificates (incorporated by reference to Exhibit 4.1 to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on September 20, 1996).
5.1	Opinion of Hogan & Hartson L.L.P. as to the legality of the securities being registered.
10.1	1996 Directors Stock Option Plan of the Company (incorporated by reference to Exhibit 10.13 to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on September 20, 1996).
10.2	Amendment to 1996 Directors Stock Option Plan of the Company, dated April 22, 1997 (incorporated by reference to Exhibit 4.6 to the Company’s Annual Report on Form 10-K filed with the SEC on March 30, 1999).
10.3	Amendment to 1996 Directors Stock Option Plan of the Company, dated April 16, 1998 (incorporated by reference to Exhibit 4.7 to the Company’s Annual Report on Form 10-K filed with the SEC on March 30, 1999).
10.4	Amendment to 1996 Directors Stock Option Plan of the Company, dated February 1, 2000 (incorporated by reference to the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 24, 2000).
10.5	Amendment to 1996 Directors Stock Option Plan of the Company, dated January 30, 2001 (incorporated by reference to Exhibit 4.5 to the Company’s Annual Report on Form 10-K filed with the SEC on April 2, 2001).
10.6	Amended and Restated 1996 Employee Stock Option Plan of the Company, dated February 1, 2000 (incorporated by reference to Exhibit 4.6 to the Company’s Annual Report on Form 10-K filed with the SEC on April 2, 2001).
10.7	1996 Employee Stock Purchase Plan of the Company, as amended May 25, 1999 (incorporated by reference to Exhibit 4.7 to the Company’s Annual Report on Form 10-K filed with the SEC on April 2, 2001).
10.8	Form of the Company’s Directors Stock Option Plan stock option agreement for directors who will receive Class A Common Stock other than Mark D. Ein (incorporated by reference to Exhibit 10.44 to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on September 20, 1996).
10.9	Form of the Company’s Directors Stock Option Plan stock option agreement for Mark D. Ein (incorporated by reference to Exhibit 10.45 to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on September 20, 1996).
10.10	Form of the Company’s Directors Stock Option Plan stock option agreement for directors who receive Class B Common Stock (incorporated by reference to Exhibit 10.35 to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on September 20, 1996).
10.11	Form of the Company’s 1996 Employee Stock Option Plan incentive stock option agreement (incorporated by reference to Exhibit 10.41 to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on September 20, 1996).

Exhibit No.		Description

10.12		Form of the Company’s 1996 Employee Stock Option Plan non-incentive stock option agreement (incorporated by reference to Exhibit 10.42 to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on September 20, 1996).
10.13		Form of the Company’s 1996 Employee Stock Option Plan, as amended, non-incentive stock option agreement for eligible persons who have executed grant letters on or after January 30, 2001 (incorporated by reference to Exhibit 10.26 to the Company’s Annual Report on Form 10-K filed with the SEC on April 2, 2001).
10.14		Form of Stock Option Agreement between the Company and the Carlyle Option Designees (incorporated by reference to Exhibit 10.40 to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on September 20, 1996).
10.15		Letter Agreement dated February 22, 1999, between the Company and Terri Feely (incorporated by reference to Exhibit 10.9 to the Company’s Annual Report on Form 10-K filed with the SEC on April 2, 2001).
10.16		Letter Agreement dated May 26, 1999, between the Company and David Walker (incorporated by reference to Exhibit 10.10 to the Company’s Annual Report on Form 10-K filed with the SEC on April 2, 2001).
10.17		Letter Agreement dated February 14, 2000 between the Company and Michael McNelly (incorporated by reference to Exhibit 10.11 to the Company’s Annual Report on Form 10-K filed with the SEC on April 2, 2001).
10.18		Employee Agreement on Ideas, Inventions and Confidential Information between Michael S. McNelly and the Company dated July 20, 1998 (incorporated by reference to Exhibit 10.41 to Amendment No. 1 to the Company’s Annual Report on Form 10-K filed with the SEC on December 20, 2001).
10	.18.1	Acknowledgement Letter dated October 6, 2003 between the Company and Michael S. McNelly.**
10.19		Letter Agreement, dated December 12, 2002, between the Company and Graham Perkins (incorporated by reference to Exhibit 10.19 to the Company’s Annual Report on Form 10-K filed with the SEC on March 28, 2003).
10.20		Letter Agreement, dated February 13, 2002, between the Company and Vincent Gwiazdowski (incorporated by reference to Exhibit 10.20 to the Company’s Annual Report on Form 10-K filed with the SEC on March 28, 2003).
10.21		Employment Agreement, dated May 24, 1999, between the Company and C. Thomas Faulders, III (incorporated by reference to Exhibit 10 to the Company’s Current Report on Form 8-K filed with the SEC on May 27, 1999).
10.22		Loan Agreement between C. Thomas Faulders, III, and the Company dated December 22, 1999 (incorporated by reference to Exhibit 10.42 to Amendment No. 1 to the Company’s Annual Report on Form 10-K filed with the SEC on December 20, 2001).
10.23		Contract of Employment dated April 30, 2001 between LCC UK Ltd. and Carlo Baravalle (incorporated by reference to Exhibit 10.22 to the Company’s Annual Report on Form 10-K filed with the SEC on March 28, 2002).
10.24		Letter dated June 16, 2003, from the Company to Julie A Dobson.**
10.25		Letter dated January 11, 2001, from the Company to Susan Mayer (incorporated by reference to Exhibit 10.14 to the Company’s Annual Report on Form 10-K filed with the SEC on April 2, 2001).

Exhibit No.		Description

10.26		Letter dated June 19, 2001, from the Company to Susan Ness (incorporated by reference to Exhibit 10.24 to the Company’s Annual Report on Form 10-K filed with the SEC on March 28, 2002).
10.27		Form of Indemnity Agreement between the Company and the current and former officers and directors of the Company (incorporated by reference to Exhibit 10.32 to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on September 20, 1996).
10.28		Intercompany Agreement dated as of September 20, 1996 among Telcom Ventures, L.L.C., RF Investors LCC, L.L.C., the Company, Cherrywood Holdings, Inc., Rajendra Singh, Neera Singh, certain trusts for the benefit of members of the Singh family, Carlyle-LCC Investors I, L.P., Carlyle-LCC Investors II, L.P., Carlyle-LCC Investors III, L.P., Carlyle-LCC IV (E), L.P., MDLCC, L.L.C. and TC Group, L.L.C. (incorporated by reference to Exhibit 10.30 to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on September 20, 1996).
10.29		Registration Rights Agreement dated July 25, 1996 among the Company, RF Investors, L.L.C. and MCI Telecommunications Corporation (incorporated by reference to Exhibit 10.31 to Amendment No. 1 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on August 16, 1996).
10.30		Overhead and Administrative Services Agreement dated August 27, 1996 between the Company and Telcom Ventures, L.L.C. (incorporated by reference to Exhibit 10.33 to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on September 20, 1996).
10.31		Agreement of Merger dated September 15, 1996 between LCC, L.L.C. and the Company (incorporated by reference to Exhibit 10.34 to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on September 20, 1996).
10.32		Form of Promissory Note by Telcom Ventures, L.L.C. to the Company (incorporated by reference to Exhibit 10.39 to Amendment No. 2 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on September 20, 1996).
10.33		First Amendment to Promissory Note by Telcom Ventures, L.L.C. to the Company (incorporated by reference to Exhibit 10.32 to the Company’s annual report on Form 10-K, filed with the SEC on March 28, 2002).
10.34		Agreement dated May 17, 1996, between LCC, L.L.C. and West*Park Associates Limited Partnership for office space at 7925 Jones Branch Drive, McLean, Virginia, 22102 (incorporated by reference to Exhibit 10.23 to Amendment No. 1 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on August 16, 1996).
10.35		Agreement dated May 17, 1996, between LCC, L.L.C. and West*Park Associates Limited Partnership for office space at 7927 Jones Branch Drive, McLean, Virginia, 22102 (incorporated by reference to Exhibit 10.24 to Amendment No. 1 to the Company’s Registration Statement on Form S-1, Registration No. 333-6067, filed with the SEC on August 16, 1996).
†10	.36	Contract for Engineering and Construction of Terrestrial Repeater Network System between XM Satellite Radio Inc. and the Company dated August 18, 1999 (incorporated by reference to Exhibit 10 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 12, 1999).
†10	.37	Amendment No. 6 to the Terrestrial Repeater Network System Contract between XM Satellite Radio Inc. and the Company dated January 8, 2001 (incorporated by reference to Exhibit 10.34 to the Company’s Annual Report on Form 10-K filed with the SEC on April 2, 2001).
10.38		Ericsson Radio Systems AB Asset Purchase Agreement dated August 25, 1999 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 8, 1999).
10.39		Letter, dated October 22, 1999, among the Company, LCC Europe AS and Ericsson Radio Systems AB (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the SEC on November 8, 1999).

Exhibit No.	Description

10.40	Master Antenna Site Lease between Pinnacle Towers Inc. and Microcell Management, Inc., dated February 24, 2000 (incorporated by reference to Exhibit 2.3 to the Company’s Current Report on Form 8-K filed with the SEC on March 20, 2000).
10.41	Settlement and Repurchase Agreement between the Company and minority shareholders of Microcell Management, Inc., dated February 15, 2000 (incorporated by reference to Exhibit 10.40 to Amendment No. 1 to the Company’s Annual Report on Form 10-K filed with the SEC on December 20, 2001).
21.1	List of Subsidiaries.**
23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1).
23.2	Consent of KPMG LLP.**
24.1	Power of Attorney (included on signature page).

**	Previously filed.

†	Confidential treatment has been granted for certain portions of this document. The copy filed as an exhibit omits the information subject to confidential treatment.